SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 24, 2014

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In connection with the public offering and sale of 720,000 shares of its Series B Convertible Preferred Stock (“Preferred Stock”) and Warrants (the “Warrants”) to purchase an aggregate of 864,000 shares of the Registrant’s common stock (the “Common Stock”), the Registrant entered into a Warrant Agreement dated April 25, 2014 (the “Warrant Agreement”), with Computershare Trust Company, N.A. and Computershare, Inc. (collectively the “Warrant Agent”) pursuant to which the Warrant Agent agreed to act as warrant agent for the Warrants. A copy of the Warrant Agreement is attached as Exhibit 10.1 to this current report on Form 8-K and is incorporated herein by reference.

The terms of the Warrants and Warrant Agreement are set forth in the Registrant’s Registration Statement on Form S-11, File No. 333-194831, which is incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 24, 2014, the Registrant filed with the State Department of Assessments and Taxation of Maryland (the “SDAT”), Articles of Amendment and Restatement to its Charter, which amendment is attached as an exhibit to this Form 8-K, that increased the total number of shares of stock which the Registrant has authority to issue to 80,000,000, consisting of 75,000,000 shares of Common Stock, and 5,000,000 shares of Preferred Stock. The total number of shares of stock which the Corporation had authority to issue immediately prior to this amendment was 75,000,000 shares of Common Stock and 500,000 shares of Preferred Stock.

In addition, the Articles of Amendment and Restatement, classified and designated 1,000,000 authorized and unissued shares of Preferred Stock, as Series B Preferred Stock. A copy of the Articles of Amendment and Restatement is attached as Exhibit 3.1 to this current report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

3.1	Wheeler Real Estate Investment Trust, Inc. Articles of Amendment and Restatement.

10.1	Warrant Agreement by and among Wheeler Real Estate Investment Trust, Inc., Computershare, Inc. and Computershare Trust Company, N.A.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler Jon S. Wheeler Chairman and Chief Executive Officer

Dated: April 29, 2014

EXHIBIT INDEX

Number	Description of Exhibit

3.1	Wheeler Real Estate Investment Trust, Inc. Articles of Amendment and Restatement.

10.1	Warrant Agreement by and among Wheeler Real Estate Investment Trust, Inc., Computershare, Inc. and Computershare Trust Company, N.A.